1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Barclays Global Financial Services Conference Tim Spence President September 15, 2021

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fif th Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisit ions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; and (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases. You should refer to our periodic reports filed with the SEC for further information or other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on page 27-29 of our 2Q21 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp’s control or cannot be reasonably predicted. For the same reasons, the Bancorp’s management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

4 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Committed to generating sustainable value Environmental, Social, and Governance (ESG) actions and impact Actions Impact Published ESG Report on June 30, 2021; Available on investor relations website World’s Most Ethical Companies Recognized by Ethisphere in 2021 Most Responsible Companies Recognized by Newsweek in 2020 Ranked #1 in COVID Response 2021 Financial Health and Advice from a leading study America’s Best Employer for Diversity Recognized by Forbes in 2021 America’s Best Employer for New Grads Recognized by Forbes in 2021 100% Score Disability Equality Index in 2021 Outstanding Rating on our most recent CRA exam 100% Score Human Rights Campaign Corporate Equality Index for sixth consecutive year A- Leadership Band 2019 & 2020 CDP surveys Green Power Leadership 2020 award from Environmental Protection Agency Winning “W” Company Recognized by 2020 Women on Boards (2020WOB) 12016-2020; 2since 2004; 3In terms of ethnicity or gender; 4Since 2012 $41.6BN Delivered against 2016 $32BN community commitment1 $18 Minimum wage per hour (since 2019) 2.6MM+ People educated through our L.I.F.E. programs2 59% Women in workforce; 40% Board diversity3 Carbon neutral In 2020 for our operations, including scopes 1, 2 and 3 (business travel). First regional U.S. bank to achieve neutrality $6.4BN In lending and financing to renewable energy projects towards our $8BN sustainable financing goal by 20254 ESG Committee Established in 2020, reports to Nominating & Corporate Governance Committee

Delivering on our financial commitments

2016 long-term commitments / Select proof points

1 Differentiating our brand and customer experience

- Momentum Banking
- Enhanced mobile app and credit card offering ("Cash/Back")
- Better client experience and enhanced innovative Treasury Management offerings (incl. Expert AP/AR)
- Digital availability of core deposit products with best-in-class account opening process

2 Optimizing the balance sheet

- Reduced Commercial loans and leases by $7BN due to risk/return profile
- De-emphasized CRE
- Exited businesses and focused on clients with resilient and diversified businesses
- Early-cycle hedging and investment portfolio management which provides long-term NIM protection

3 Driving fee income growth

- Grew and diversified fee revenue to offset rate headwinds
- Expanded fee-based capabilities to support commercial verticals through strategic partnerships and acquisitions (incl. H2C, Coker, Bellwether, etc.)
- Emphasis on organic growth in capital markets fees supporting commercial verticals
- Grew and diversified recurring Wealth & Asset Management fees

4 Strategic expense management

- Branch network optimization
- Completed several waves of staffing and vendor optimization
- Lean process automation and re-engineering underway through 2022
- Ongoing business rationalization
- Corporate real estate rationalization

Outcomes


Fifth Third checking household growth
2016 – Jul'21 CAGR (ex. MB)
5%
2%
3%
0.5%
Southeast
Midwest
Total FITB
US Average (Census Bureau 2016-2020)


Adjusted Noninterest Income
4% CAGR
FY15
2Q21 LTM
Commercial banking
Deposit service
W&AM
Card & processing
Leasing
Mortgage
Other


Adjusted Efficiency Ratio
(270 bps)
FY15
2Q21 LTM

- ✓ Greenwich middle market customer experience winner
- ✓ Most credit quality metrics at or better than peer median
- ✓ Peer-leading PPNR growth in 2Q21
- ✓ Historically low charge-offs in 2Q21
- ✓ Adjusted ROTCE and ROA improved from bottom third among peers to now top third

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6 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Data Center Modernization Investing in technology to improve our resiliency and better serve our customers Infrastructure Platforms Products & Capabilities Select tech partners Enterprise Data Optimization Network, Infrastructure and Application Resiliency TM Cash Management - Expert AR Mobile Modernization Capital Markets – Client Trade Digital Collections - Katabat Commercial – Digital Client Onboarding Select initiatives • Treasury management upgrades • Core Deposit and Wealth system modernization • ERP and financial system modernization • Cloud maturation • Data center modernization • Lean process automation Prioritizing technology investments that improve the customer experience, grow households, and further drive operational efficiencies Examples of mature technology upgrades and capabilities Mortgage Origination – Black Knight; Blend Momentum Banking

7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 1.67% Cash Back Card Savings goals Automated smart savings Momentum Banking: an unparalleled value proposition Fintech product with the local presence of an actual bank Early Pay Extra Time®MyAdvance™ Immediate funds Broadest array of short-term liquidity solutions Addition of goal planning and rewards No fee checking Savings Credit card Digital small dollar lending Loans 50K+ fee-free ATMs Large Regional BanksFinTechsNo monthly service fee No minimum balance No fees at >50,000 ATMs nationwide ~1,100 branch network Access to pay up to 2 days early Physical presence and local advice for all account holders Full-scale call center Algorithm-based smart savings Immediate funds availability Stress-tested through multiple cycles …in addition to other responsible overdraft solutions available to all customers provides broadest array of customer short term liquidity solutions. Free access to payroll up to two days early with direct deposit. Ability to advance funds of $50+ against future qualified direct deposits. Ability to receive instant availability for check deposits. Additional time to make a deposit and avoid overdraft fees (until midnight the following business day). Most or all Select firms only Advanced fraud controls No other firms

8 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 58% 16% 26% Midwest ex. Chicago Chicago Southeast Investing in the Southeast franchise to generate smart scale FITB SE market with a top 3 deposit share Key Southeast MSAs of focus Represents a FITB Southeast retail market for 10+ years Well-positioned for long-term growth $27BN deposits $16BN loans 3K Southeast employees (75% sales) #6 in FITB Southeast MSAs – locations1 1Data sourced from S&P Global Market Intelligence; expected population data is for the 2021-2026 period; US average, Midwest footprint, & Southeast footprint based on weighted average population Reallocating branch network to gain share in high growth markets 6.0% 3.2% 2.9% Expected population growth1 Current branch optimization strategy 2Q21 FY25 ~50% ~35% ~15% Raleigh Chapel Hill Durham FY254Q17 5 30+ Expected by Branch count Significant growth in the Research Triangle US average Entire SE footprint Midwest footprint • Targeting ~25 branch openings per year through FY25 • On pace to hire ~25 experienced bankers in commercial middle market by YE21 • Closed 43 branches in 1H21; Targeting to close 42 additional branches by Jan-22 (primarily in Midwest) Southeast franchise Expected population growth1 +6.9% #9 in Southeast states1 Aug-21 11

9 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved ~60M Annual interactions Proprietary analytics help deepen and retain relationships Baseline Pilot outcomes 2x improvement in pilot customer response rate Recent outcomes + 39% 1H21 vs. 1H19 Customer engagement trends Implementation timeline ‘MyDay’ banker channel (branch) 53.com (unauthenticated) Email Online banking (authenticated) Mobile ~60M ~120M ~175M ~435M Mail ~65M ATM ~40M Plan to expand engine to cover ~4x more interactions vs. current channels Appointments Banker calls + 15% • 200+ machine learning algorithms developed in-house produce personalized consumer customer recommendations while improving profitability • Analytics drive targeted marketing capabilities, digital engagement, and improved retention • These algorithms will power Jeanie, Fifth Third’s new digital agent ~1BN total customer interactions • Fifth Third’s digital assistant Jeanie to go live in mobile app in 4Q21 • Will enable a conversational digital banking experience Jeanie Full implementation

10 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Financial Risk Management (FRM) Strategic Advisory & Investment Banking (incl. M&A) Expanding capital markets capabilities to create value for our clients Growing fees across the Capital Markets business Institutional Brokerage Debt Capital Markets (DCM) FY15 2Q21 LTM ~$410 ~$220 $ in millions Enhanced capabilities lead to improved fee growth and opportunities • Produced record capital markets revenue in FY 2020, as well as 2Q21 • Fee growth reflects deliberate expansion of digital capabilities for FX, Debt Capital Markets capabilities, and Fixed Income Trading expansion • Expanded capabilities through strategic partnerships and acquisitions to support commercial verticals (incl. H2C and Coker) • Enhanced capital markets capabilities have resulted in consistent improvement in league table rankings in both high-yield and investment-grade bonds 73% 2017 2Q21 LTM Digital adoption improves client experience and risk management % of FRM trades executed electronically 12% CAGR 44% CAGR 17% CAGR 6% CAGR 2% CAGR 8% Digital Manual

11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Key Priorities • Invest in a differentiated and digitally-enabled TM experience • Scale success in managed services • Accelerate growth in embedded payments • Introduce vertical versions of managed services, e.g., Healthcare Treasury Management transformation has delivered strong results and is well-positioned for future success 3.5X fees for Fifth Third Managed Services client vs. average TM client 33% Portfolio revenue from clients using Fifth Third Managed Services 12% CAGR Managed Services Ecosystem Fee Revenue since 2017 2020: Healthcare Payments 2018: Expert AR 2017: Expert AP 2015: Cash Logistics solutions (Cash Vault Direct, CPS recyclers) Evolution of Managed Services • TM product relationships with 35 of Fortune 100 companies • ~9,500 clients Fifth Third Treasury Management At a Glance Top quartile fee generation Total deposit fees less consumer OD, maintenance, and ATM fees as a % of adjusted total revenue; last twelve months ended 2Q21 • Fifth Third has a #4-7 market share rank for most TM products $97 $155 2017 2021E Managed Services Ecosystem Revenue 2.2% 2.2% 2.4% 2.4% 2.8% 3.0% 3.8% 4.5% 4.9% 5.6% 5.7% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 FITB $ in millions

12 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Midwest ex. Chicago Southeast Chicago Expansion markets Total middle market 2020 2021E Focused on growing middle market relationships to improve profitability Go to market strategy • Strong local leadership and talent with market knowledge • One Bank service and delivery model • Focus on markets with significant growth potential (e.g., economically vibrant with more opportunities) • Community commitment • Dedicated credit teams • Southeast expansion within footprint • Expansion markets (e.g., Texas and California) • Enhanced client offering (full suite of capital markets capabilities, TM, and a renewed focus on secured lending) • Healthcare banking Adding value to clients and portfolio granularity where we have a track record of success Fifth Third middle market banking Middle market loan production +38% • FY21 middle market production expected to increase ~15% vs. pre-pandemic FY19 (increase 38% vs. 2020)1 • Key highlights: • Chicago production up ~50% vs. FY191 • Expansion markets production up ~400% vs. FY19 (now ~15% of total FY production)1 +48% +30% +14% +127% 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

Strategic acquisition of Provide to accelerate growth

Overview

- Provide is the leading fintech in the healthcare practice finance segment
- Closed acquisition of Provide on August 2
- Digital capabilities delivers best-in-class experience and speed to close
- Early-stage high growth firm with over $1 billion in commercial loan originations since inception (2013)
- 3-year relationship with Fifth Third, including Fifth Third equity investment in Provide and client banking partnership
- Fifth Third currently holds ~$500MM in Provide loans with ~70% deposit penetration and ~30% TM penetration
- Maintaining **Provide's existing** operations but retaining all originations (versus previously selling production)

Post-close update

- ✓ Origination volume stronger than original business case
  - Expect ~$1.2 billion in production in 2022 (previously ~$1 billion)[2]
- ✓ Continuing best-in-class transaction speeds and strong deposit and TM penetration
- ✓ Hiring more sales staff than original business case to support additional growth (including Veterinary practice industry leader)
- ✓ Added product capabilities, including 15-year term acquisition loans, established practice equity loans, practice start-up loans, and SBA loans
- ✓ Focused on improving digital experience consistent with other Fifth Third clients
- ✓ Continue to expect through-the-cycle NCOs in the 0.25 to 0.30% range[2]

Total Addressable Market

By total industry loans[1]



~$1.5T
All retail healthcare
~$900BN
Existing + Adjacent Markets
Primary Care
Chiropractors
Specialist Doctors
Other Healthcare Providers
~$255BN
Existing Markets
Dental
Vision
Veterinary
Provide
2021E origination volume: ~$700MM

Note: Actual data as-of 8/31/2021; [1]Source: IBISWorld; total addressable market is FY26 expected total debt outstanding by industry; [2]Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

© Fifth Third Bancorp | All Rights Reserved

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14 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Third quarter 2021 expectations compared to second quarter 2021 Net interest income1 Noninterest income1 Noninterest expense1 down ~1% (2Q21 baseline: $768MM) (2Q21 baseline: $1.153BN) (including HFS) Loans & leases Average: down ~1% (up ~1% excl. PPP impacts) down ~2% (down ~1% excl. PPP impacts)(2Q21 baseline: $1.211BN) relatively stable please see cautionary statements on page 2 1Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q21 earnings release Net charge-off ratio 15 – 20 bps September 15, 2021 Excluding potential Fifth Third Foundation donation and Momentum marketing program July 22, 2021 PPNR1 slightly favorable relative to July 22, 2021 expectations flat Average: down ~1% (up ~1% excl. PPP impacts) down 1 – 2% (down ~1% excl. PPP impacts) up ~2% ≤ 15 bps

15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion, and on continually improving the digital experience Diversified and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, paying a strong dividend, non-bank opportunities and share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

17 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2.60 2.73 2Q20 2Q21 +5% Year-over year growth Digital channel usage and engagement Active mobile banking users Digital banking log-ins 213 246 2Q20 2Q21 Digital sales (includes deposits, card, & loans) Digital transactions +16% Year-over year growth 2Q20 2Q21 2x growth Significant deposit growth driven by Momentum rollout & Mobile App changes % of digital deposit production 2Q20 2Q21 YE22 Goal1 7% 18% ~30% 74% 30% Top quartile among peers based on a recent research study % of deposits via Mobile Top quartile growth among peers based on a recent research study Top quartile growth among peers based on a recent research study As of 2Q21 % of digital transactions As of 2Q21 MillionsMillions 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

Well positioned to benefit from higher rates

Estimated NII sensitivity profile and ALCO policy limits

	% Change in NII (FTE)		ALCO policy limit	
Change in interest rates (bps)	12 months	13 to 24 months	12 months	13 to 24 months
+200 Ramp over 12 months	**10.8%**	**22.4%**	**(4.0%)**	**(6.0%)**
+100 Ramp over 12 months	**5.6%**	**12.4%**	**NA**	**NA**

Estimated NII benefit from increased securities balances[4,5]

	% Change in NII (FTE)			
	+$5BN balances		+$10BN balances	
Change in Interest Rates (bps)	12 months	13 to 24 months	12 months	13 to 24 months
+200 Ramp over 12 months	**11.2%**	**22.8%**	**11.6%**	**23.3%**
+100 Ramp over 12 months	**6.2%**	**13.3%**	**6.9%**	**14.3%**

Estimated NII sensitivity with deposit beta changes

	Betas 25% higher		Betas 25% lower	
Change in interest rates (bps)	12 months	13 to 24 months	12 months	13 to 24 months
+200 Ramp over 12 months	**8.6%**	**18.5%**	**12.9%**	**26.3%**
+100 Ramp over 12 months	**4.6%**	**10.5%**	**6.7%**	**14.3%**

NII is asset sensitive in year 1 and year 2 to rising rates.

- As of June 30, 2021, 48% of HFI loans were variable rate net of existing hedges (66% of total commercial; 19% of total consumer)[1]
- ~87% of $45BN commercial portfolio indexed to 1ML have floors at or above 0%
- Investment portfolio effective duration of 4.9[2]
- Short-term borrowings represent approximately 10% of total wholesale funding, or 1% of total funding
- Approximately $9 billion in non-core funding matures beyond one year

Interest rate sensitivity tables leverage the following deposit assumptions:

- 37% weighted-average up rate beta on interest-bearing deposit balances[3]
- No modeled re-pricing lag on deposits
- Utilizes forecasted balance sheet with $5BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios
- Weighted interest-bearing deposit floor of 5 bps

Note: Data as of 6/30/21; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies; [1]Excludes ~$3.7BN in Small Business Administration Paycheck Protection Program (PPP) loans; [2]Effective duration taxable and non-taxable available for sale portfolio; [3]Re-*pricing percentage or "beta" is the* estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve; [4]Assumes cash is deployed into bullet securities, which are added evenly over first 12 months of scenario (versus no additions in the base scenario); [5]Securities are priced at par at a 1.35% spread over IORB

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19 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Peer 4 Peer 6 Peer 2 Peer 3 Peer 5 Peer 7 (30%) (25%) (20%) (15%) (10%) (5%) 0% (32%) (24%) (16%) (8%) 0% 8% 16% 24% 32% Securities portfolio continues to provide differentiated performance 82% 80% 61% 58% 57% 44% 25% 9% 1.47% 1.78% 1.71% 1.82% 1.80% 1.83% 3.03% 2.22% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 x Peer 7 2Q21 Securities Yield Peers include FITB board approved peers excluding FHN, PNC, & HBAN due to merger impacts; 1Median is the intersect; data from recent 10-Q or regulatory filings; TFC is excluded due to merger impacts; 2Data from recent 10-Q or regulatory filings; securities portfolio purchases calculated as 3Q20 - 2Q21 purchases of AFS and HTM securities divided by June 30, 2021 amortized securities balances New securities added over past 12 months as a % of 6/30/21 balances2YoY change in portfolio interest income vs. YoY change in securities portfolio balances1 2Q21 vs. 2Q20 change in securities portfolio balances (amortized cost) 2 Q 2 1 v s . 2 Q 2 0 c h a n g e i n p o rt fo li o i n te re s t in c o m e Securities portfolio continues to be favorably positioned Stable securities balances and income compared to last year, with higher yields and lower reinvestment risk than all other peers Balances up 1% Interest Income down 1% Minimal cash deployment relative to peers at historically low rates Peer median: 58% securities added

20 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures $3.8 $5.2 $5.1 $5.2 $4.8 2Q20 3Q20 4Q20 1Q21 2Q21 Average PPP loan balances Period-end PPP loan balances $5.2 $5.2 $4.8 $5.4 $3.7 2Q20 3Q20 4Q20 1Q21 2Q21 $23 $33 $31 $29 $25 $10 $24 $28 $41 $53 $53 2Q20 3Q20 4Q20 1Q21 2Q21 Other Accelerated fees from forgiveness PPP interest income • Originated $7.3BN in PPP loans across all 3 waves • Expect ~90% of PPP loans to be forgiven1 • 4Q21 Average Balance: $1.7BN • 4Q22 Average Balance: $0.4BN • Expect FY21 interest income of ~$175MM (~$10MM increase from previous expectations; ~$7MM in 3Q21 and ~$3MM in 4Q21)1 • Expect FY22 interest income of ~$50MM1 $ in millions $ in billions $ in billions Paycheck Protection Program update